UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: March 30, 2007

(Date of Earliest Event Reported)

Dakota Growers Pasta Company, Inc.

(Exact name of registrant as specified in its charter)

North Dakota	000-50111	45-0423511
(State or other	(Commission	(I.R.S. Employer
jurisdiction	File Number)	Identification No.)
of Incorporation)

One Pasta Avenue

Carrington, North Dakota 58421

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (701) 652-2855

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 1.01 and 2.03      Entry into a Material Definitive Agreement;  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 30, 2007, Dakota Growers Pasta Company, Inc. (the “Company”) entered into an Extended Term Schedule A to the Master Lease Agreement dated March 6, 2002 and related Schedule A dated March 29, 2002 between the Company and Farm Credit Leasing Services Corporation (“Farm Credit”).

The lease renewal was based on a capitalized cost of $1,750,000 for certain pasta production equipment described in the Lease Agreement Schedule A dated March 29, 2002. Under the terms of the renewal, the lease will commence on April 1, 2007 with fixed debt monthly rental payments of $34,428 over the next sixty months and a purchase option of $1.00. Any buy-out amount in excess of $500,000 may be subject to debt breakage fee as determined by CoBank Treasury Department.  In the event of an early buy-out, a breakage fee will apply to the amount in excess of $500,000 only if debt cost on the date of the early buy-out is lower than the cost of debt employed on April 1, 2007 for this extended contract.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This report contains forward-looking statements based on assumptions by the management of Dakota Growers Pasta Company, Inc. as of the date of this report, including assumptions about risks and uncertainties faced by Dakota Growers Pasta Company, Inc.  The words “believe,” “expect,” “anticipate,” “intend,” “will” and similar verbs or expressions are intended to identify such forward-looking statements.  If management’s assumptions prove incorrect or should unanticipated circumstances arise, Dakota Growers Pasta Company, Inc.’s actual results could differ materially from those anticipated. Such differences could be caused by a number of factors or combination of factors, including factors which are beyond the control of the Company.   Readers are strongly urged to consider such factors when evaluating any forward-looking statement and not to put undue reliance on any forward-looking statements.

Item 9.01.  Financial Statements and Exhibits.

(a)                   Financial Statements of Businesses Acquired: Not Applicable

(b)                   Pro Forma Financial Information: Not Applicable

(c)                   Shell Company  transactions: Not Applicable

(d)                   Exhibits:

10.1         Extended Term Schedule A dated March 30, 2007 between the Company and Farm Credit Leasing Services Corporation.

10.2         Master Lease Agreement dated March 6, 2002 and related Schedule A dated March 29, 2002 between Dakota Growers Pasta Company and Farm Credit Leasing Services Corporation. (Incorporated by reference to Exhibit 10.2 from the Company’s Pre-Effective Amendment No. 2 to Form S-4 Registration Statement, File No. 333-81946, dated April 19, 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAKOTA GROWERS PASTA COMPANY, INC.

By	/s/ Timothy J. Dodd
Timothy J. Dodd, President and Chief
Executive Officer

April 4, 2007